UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2019

SKECHERS U.S.A., INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California	90266
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 318-3100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SKX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Skechers U.S.A., Inc. (the “Company”) elected Katherine Blair as an additional member of the Board effective as of May 15, 2019. Ms. Blair will serve as a Class III director until the Company’s annual meeting of stockholders in 2020. She will serve thereafter until her successor is duly elected and qualified or until her death, resignation or removal.

Ms. Blair has practiced law for over 20 years, specializes in corporate and transactional matters, and is a partner at Manatt, Phelps & Phillips, LLP in Los Angeles. The Board of Directors has determined that she is independent under Section 303A.02 of the NYSE Listed Company Manual, and there are no related party transactions between the Company and her that are reportable under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2019, the Board of Directors of the Company approved an amendment of the Company’s bylaws (the “Third Amendment”), effective as of the same date. The Third Amendment modified certain of the provisions of Article 3 (Board of Directors) of the Company’s bylaws to increase the number of seats on the Board of Directors up to eleven members in Section 3.2(A) thereof to accommodate the appointment of additional Board members.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the complete text of the Third Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Third Amendment to Bylaws dated as of May 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

May 17, 2019	By:	/s/ John Vandemore
Name: John Vandemore
Title: Chief Financial Officer